Third-Quarter Fiscal 2019 Earnings Investor Supplemental Materials November 5, 2019

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance and the potential demand for its products, the company's growth potential, its balance sheet and capitalization, its valuation, its leadership team, its technological advantages, and market trends. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target markets to grow and expand, technological and strategic challenges, market valuation of the company and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Net Income is included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2019

3Q FY19 Results

Third-quarter 2019: Financial Results Raising FY19 outlook: . Total revenues of $69M to $70M, up from $66M to $69M . Adjusted EBITDA of $8.2M to $8.6M, up from $7.2M to $7.6M Strong financial performance: . Eighth consecutive quarter of year-over-year, double-digit revenue growth from continuing operations . Nearly $2M improvement in Adjusted EBITDA year-over-year Total revenues of $18.4M; up 72% year-over-year: . Products and licensing revenue of $11.9M; up 122% year-over-year . Technology development revenue of $6.5M; up 22% year-over-year Net income from continuing operations of $1.2M, or $0.04 per fully diluted share, for the three months ended September 30, 2019, compared to $1.3M, or $0.04 per fully diluted share, for the three months ended September 30, 2018 . Q3FY18 includes a tax benefit of $0.6M Adjusted EBITDA1 improved to $2.9M for the three months ended September 30, 2019, compared to $0.9M for the three months ended September 30, 2018 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2019

Other Recent Accomplishments Initiated and fully executed $2 million stock buyback program Simplified capital structure: . Converted 1.3 million shares of Series A convertible preferred stock owned by Carilion Clinic into common stock – 1 for 1 . Ceased accrual of preferred dividends as of September 30 . End result: single class of stock (common) and no preferred dividends Put in place a new $10 million revolving credit facility Added new board member, Mary Beth Vitale, bringing both cybersecurity expertise and diversity to the Luna board NASDAQ: LUNA Luna Innovations Incorporated© 2019

Strong Financial Results Revenue1 Adjusted EBITDA1, 2 (millions) (millions) FY19E FY19E $8.2 - $8.6 $69 - $70 Previous Previous guidance: guidance: $7.2M-$7.6M 9 Mos. 9 Mos. $66M-$69M $6.2 $51.0 $42.9 $3.0 $33.1 $29.6 $26.6 $0.3 ($1.0) ($2.0) FY15 FY16 FY17 FY18 YTD FY19 FY15 FY16 FY17 FY18 YTD FY19 1 Based on management’s estimates as of November 5, 2019 of the impact from the divestiture of Optoelectronics. Includes the acquisitions of Micron Optics and General Photonics. 2Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2019

A Flexible Balance Sheet and Strong Cash Position Balance sheet on September 30, 2019: . $82.9M in total assets • $21.4M in cash and cash equivalents • $39.2M in working capital Continued focus on working capital and reinvestment in business in order to generate long-term sustainable growth NASDAQ: LUNA Luna Innovations Incorporated© 2019

Pro-forma Luna Financials, Adjusted for the sale of Optoelectronics and the Acquisitions of Micron Optics and General Photonics 1 Unaudited pro forma financials assumes the Optoelectronics business was sold and the Micron Optics and General Photonics businesses were acquired on January 1, 2018. 2 Includes $751,000 of costs associated with the acquisition of Micron Optics. 3 Includes $898,000 of costs associated with the acquisition of General Photonics. NASDAQ: LUNA Luna Innovations Incorporated© 2019

Why Invest in Luna? Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Aerospace, Automotive, Communications, Energy and Defense Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Compelling value: currently trading at an attractive multiple NASDAQ: LUNA Luna Innovations Incorporated© 2019

Appendix

Reconciliation of Net Income to Adjusted EBITDA Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 (unaudited) (unaudited) Net income $ 1,230,252 $ 8,848,402 $ 3,196,422 $ 10,064,405 Less income from discontinued operations, net of income tax — 7,555,626 — 8,704,246 Net income from continuing operations 1,230,252 1,292,776 3,196,422 1,360,159 Interest expense 2,032 28,029 14,806 103,208 Investment income (72,728) (171,896) (324,139) (350,976) Tax expense/(benefit) 324,723 (559,093) (1,293,051) (674,329) Depreciation and amortization 668,985 212,054 1,834,594 723,650 EBITDA 2,153,264 801,870 3,428,632 1,161,712 Share-based compensation 419,553 133,432 1,140,202 345,582 Non-recurring charges (1) — — 941,716 — Amortization of inventory step-up 310,612 — 724,760 — Adjusted EBITDA $ 2,883,429 $ 935,302 $ 6,235,310 $ 1,507,294 (1) Non-recurring charges consist of transaction-related expenses incurred during the nine months ended September 30, 2019, related to the acquisition of General Photonics. NASDAQ: LUNA Luna Innovations Incorporated© 2019

Reconciliation of Net Income to Adjusted EBITDA: Full Fiscal Year (1) Non-recurring charges include the following: 2017) CEO separation costs and other share-based compensation; and 2018) Transaction-related expenses associated with the acquisition of Micron Optics, Inc. NASDAQ: LUNA Luna Innovations Incorporated© 2019